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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated August 11, 1998 included in the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 1998 and to the reference to our firm in this Registration Statement.

                                                  /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 3, 1999